FEDERAL INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
TD 401(k) Retirement Plan
EBP, Tax Status [Line Items]
FEDERAL INCOME TAX STATUS

4. FEDERAL INCOME TAX STATUS

The Plan received a determination letter from the Internal Revenue Service (the “IRS”) dated October 27, 2014 stating that the Plan document (including the trust agreement) submitted for review is qualified under Section 401(a) of the Code and, therefore, the related trust is exempt from taxation. The Plan was most recently amended and restated effective January 1, 2025. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualified status. The Plan Administrator believes the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes that the Plan, as amended and restated, is qualified and the related trust is tax-exempt. On December 19, 2025, the Company submitted an application to the IRS requesting a new determination letter with respect to the Plan.

U.S. GAAP requires Plan Management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. Plan management has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 there are no uncertain positions taken or expected to be taken. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.